Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Michael W. Bell
Michael W. Bell

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ H. Edward Hanway
H. Edward Hanway

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Annmarie T. Hagan
Annmarie T. Hagan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Robert H. Campbell
Robert H. Campbell

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Isaiah Harris, Jr.
Isaiah Harris, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Jane E. Henney, M.D.
Jane E. Henney, M.D.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Peter N. Larson
Peter N. Larson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Roman Martinez IV
Roman Martinez, IV

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Harold A. Wagner
Harold A. Wagner

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Carol Cox Wait
Carol Cox Wait

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ Donna F. Zarcone
Donna F. Zarcone

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL J. WARD and CHRISTINE A. REUTHER, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement or an amendment to the registration statement filed with the SEC on November 25, 1997 (SEC File Number 333-41011), with all exhibits thereto, and all other documents in connection therewith, and all amendments (including post-effective amendments) thereto pertaining to offerings by CIGNA of debt securities, preferred stock, common stock and, to the extent included in such registration statement, warrants, purchase contracts, units that may include any of the above securities or securities of other entities, or any combination thereof, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 415 of the Securities Act.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, exhibits, qualifications and notifications, and to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on August 15, 2009.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 17th day August, 2006.

/s/ William D. Zollars
William D. Zollars